Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his respective capacity as an officer of ADOMANI, Inc., that the Annual Report on Form 10-K of ADOMANI, Inc. for the year ended December 31, 2018 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of ADOMANI, Inc.

Date: February 19, 2019	By:	/s/ James L. Reynolds
James L. Reynolds
Chief Executive Officer, President and Chairman of the Board
(Principal Executive Officer)

Date: February 19, 2019	By:	/s/ Michael K. Menerey
Michael K. Menerey
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)